UNITED  STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                              --------------------
                                   FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date  of  Report  (Date  of  earliest  event  reported):   September 5, 2000
                               --------------------

                       Go  Online  Networks  Corporation
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          (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
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                (State  or  other  jurisdiction  of  incorporation)

             O-23845                                        33-0873993
     ----------------------                     --------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                5681 Beach  Blvd., Suite 101/100, Buena Park, CA 20621
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                  (Address of principal executive offices)   (Zip  Code)

                               (714)  736-0988
                              -----------------
           Registrant's  telephone  number,  including  area  code:

                               Not applicable
                        ---------------------------------
                     (Former  name,  address  and  telephone  number)

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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) On September 5, 2000, Go Online Networks Corporation ("GONT") acquired Digital West Marketing, Inc. ("Digital West"), a computer service firm based in Chatsworth, California, north of Los Angeles.

     GONT completed the acquisition of Digital West in accordance with the terms of an Amended and Restated Reorganization and Stock Purchase Agreement (the "Acquisition Agreement"). In accordance with the Acquisition Agreement, GONT acquired 100% of the stock of Digital West from Andrew Hart, its sole shareholder in consideration for (i) $825,000 in cash, (ii) 750,000 shares of GONT restricted common stock and (iii) 750,000 options to purchase shares of GONT restricted common stock at an exercise price of $0.22 per share for a period of two years. The cash purchase price was held in escrow and used to pay off 100% of Digital West's obligation to Pacific Century Bank as well as to repay certain outstanding accounts payable and accrued expense obligations of Digital West.

     GONT also entered into an employment agreement with Andrew Hart, President of Digital West, who remains as President of Digital West. Mr. Hart's employment agreement provides for a term of three years with an annual salary equal to 2% of Digital West's gross income up to $15,000,000 and 1.25% of Digital Wests annual sales in excess of $15,000,000. For the first six months, Mr. Hart will receive a guaranteed monthly salary against those percentages of $15,000 per month, with $12,000 guaranteed subsequent to such six month period. Mr. Hart will also receive a cash bonus equal to 15% of the total cumulative EBITDA of Digital West less $825,000 and any and all funds advanced to Digital West by GONT. Mr. Hart will also receive stock options to purchase GONT common stock as follows: At the end of year one, Mr. Hart will become eligible to purchase 250,000 shares of stock at $0.22 per share; at the end of year two Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.40 per share; and at the end of year three Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.80 per share. All options granted are exercisable for two years from the date of grant.

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     The  consideration  exchanged  pursuant  to  the  Acquisition Agreement was negotiated between Digital West through its President, Andrew Hart, and GONT.

        In evaluating Digital West as a candidate for the acquisition, GONT used criteria such as the value of the assets of Digital West, its substantial customer base including major retail customers, and its computer repair and refurbishment business. GONT determined that the consideration for the merger was reasonable.

     GONT obtained the funds for the cash purchase price of Digital West from cash on hand in its acquisition of Netstrat, Inc. and investments of certain convertible debentures.

        (b) GONT intends to continue the historical businesses and proposed businesses of Digital West as set forth more fully immediately below.

NATURE  OF  BUSINESS

Digital West is a provider of repair and logistic services to the personal computer ("PC") hardware industry. Logistic services include sourcing and distributing spare parts, inventory management, warranty claims processing, parts repair and related functions, including notebook repair. The foundation of Digital West's logistic services is its ability to provide accurate, efficient and rapid delivery of repair parts and repaired units to its customers. Service providers purchase replacement parts for the service and repair of PCs and peripherals. These parts may be purchased directly from the original equipment manufacturer ("OEM") or from any of the hundreds of independent distributors, including Digital West. Digital West's inventory of parts include logic boards, controllers, disk drives, monitors, memory boards, cables and related hardware. Digital West has established vendor relationships for repair parts with leading OEMs, including Compaq, Dell, NEC/Packard Bell, Hewlett Packard and Sony Electronics. To complement its distribution operations, Digital West seeks to supply additional value-added services to OEMs and service providers to allow OEMs and service providers to outsource a substantial portion of their logistic services.

Digital West believes an important factor in an OEM's decision to outsource logistic services functions is the extent to which such an arrangement relieves the OEM of functions outside of the OEM's core competencies. These service and warranty logistics areas often include repair activities. To support this function and encourage OEMs to consider outsourcing functions to Digital West, Digital West maintains its own repair operations. The principal business objectives of repair services are to provide centralized rapid turnaround of computer repair and subsystem repair capabilities to OEMs. Digital West believes its repair capabilities are an important aspect of the full range of value-added services it offers.

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Digital  West's principal offices and mailing address are 9540 Cozycroft Avenue,
Chatsworth, CA 91311, and its telephone number is (818)718-7500. Digital West was incorporated in California in January, 1996.

OPERATIONS

Digital West conducts its repair services and parts distribution and processing business principally from its 24,000 square foot distribution center at its facility located in Chatsworth, CA. Recognizing the immediate demands of its service customers, Digital West established an automated and integrated order processing and distribution system which allows Digital West to provide efficient and accurate delivery of products on a next day basis. Digital West has also established a system for receiving, recording and warehousing daily supply shipments. All parts maintained in Digital West's inventory are bar coded and tracked throughout the facility through Digital West's computer network. Parts are received daily from OEMs and other suppliers, bar coded and shelved in Digital West's warehouse for quick access based on real-time daily demand.

In addition, many PC and peripheral replacement parts are remanufactured from returned goods in need of repair. For example, a part may no longer work because one of its many components is defective. When a service provider purchases a replacement for a defective part, the defective part ("core") may be returned for credit. The core may then be repaired and resold as a remanufactured part. Service providers often prefer remanufactured parts because they have performance specifications equivalent to newly manufactured parts at a lower cost. This aspect of the PC parts business requires that Digital West distribute new or remanufactured parts to its customers, collect defective but repairable parts and remanufacture those parts which are then offered for resale.
Therefore, unlike many distribution businesses, products flow to and from Digital West and its customers, and to and from its suppliers. In addition to new parts being received and shelved daily, cores are also received daily from customers, sorted and distributed to repair services. Following the remanufacturing of a core, it is bar coded and replaced in inventory.

Because many of Digital West's customers are familiar with and have ready access to the Internet, Digital West has expanded its Internet customer service functions.

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SERVICES

Digital West offers a wide range of value-added logistic services to service providers and OEMs. These services capabilities, in combination with Digital West's core distribution expertise, effectively allow Digital West to handle many of the hardware related post-sales support functions for its customers.

Digital West has entered into service provider alliances with several of its customers. Generally, these types of arrangements may be terminated by either party at any time, but Digital West enters into service provider alliances with the expectation that these arrangements will lead to long-term relationships or contracts with those parties.

Digital West seeks arrangements with OEMs of PCs and peripherals to handle a defined portion of the related parts distribution and warranty processing functions. Under the terms of such an OEM outsourcing arrangement, the OEM directs some or all of its customers and dealers to Digital West for some or all of the OEM's warranty and non-warranty parts business. Digital West believes these arrangements benefit OEMs by reducing infrastructure needs, reducing the amount of capital committed by the OEM to the non-core segments of its business, and improving customer service and responsiveness. Digital West believes that as a specialist in managing the key business functions associated with parts distribution, which includes its expertise in two-way distribution logistics, Digital West is able to provide parts and related logistic services at lower costs and greater reliability than the manufacturers themselves can provide such services.

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Digital  West  believes  that its repair capabilities are an important aspect of the full range of value-added services it offers to OEMs in an effort to outsource larger functions of the OEM's service and warranty logistics functions. The offerings of repair services include rapid turnaround notebook repair, subsystem repair and component refurbishment. Regarding the notebook repair operations, Digital West is capable of receiving, repairing and shipping the repaired notebook back to the customer within 24 hours of its receipt. Subsystem repair is provided at the component-level for LCD panels, computer boards and power supplies. Repair services has entered into notebook repair arrangements with Dell. These arrangements may generally be terminated by either party at any time, but Digital West enters into them with the expectation that these arrangements will lead to long-term relationships with those parties.

Digital West also recently began to remanufacture parts that are tested and reworked by Digital West prior to sale. Many of Digital West's customers prefer a remanufactured part over a new part because the remanufactured part often has the performance specifications equivalent to a new part, but costs less. This process was developed to fill the recognized market demand for reliable, competitively priced parts.

MANAGEMENT  INFORMATION  SYSTEMS

Digital West maintains sophisticated information systems to improve efficiency, process orders, monitor operations, manage inventory risks, offer faster and higher levels of service, and provide innovative logistic services to OEMs and service providers. These on-line systems provide management with information concerning sales, inventory levels, customer payments and other operations which are essential for Digital West to operate efficiently and to enable it to offer additional services. Digital West has invested in advanced telecommunications, electronic mail and messaging, automated fax technology, bar-coding and automated inventory management.

Digital West has also developed capabilities which allow pre-approved customers to place orders via the world-wide web, reducing the order processing costs for both Digital West and the customer. Digital West believes that this capability will increasingly become a requirement by many customers and some suppliers and, accordingly, Digital West will continue to invest in enhancing those capabilities.

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SALES  AND  MARKETING

Digital West views logistic services as a value-added service business. As such, sustaining the growth of Digital West is dependent upon building and maintaining relationships and loyalties with service providers as well as OEMs. Digital West maintains a service provider sales force. Account managers are assigned to maintain relationships with Digital West's largest national accounts and are assigned other accounts based on the customers' market segment. Digital West also has a separate sales force focusing on OEM repair and outsourcing arrangements. Digital West's sales representatives visit major OEMs and service providers and attend various trade shows. Digital West advertises its parts and services in recognized trade magazines, participates in trade shows, distributes news releases, and makes direct mailings to potential customers. Customers rely upon Digital West's advertisements, newsletters and frequent mailings as a source of product information, including pricing. In addition, Digital West maintains a presence on the world-wide web.

Digital West provides comprehensive training to its sales and account representatives regarding technical characteristics of products and Digital West's policies and procedures.

CUSTOMERS  AND  SUPPLIERS

Digital West sells parts to customers throughout the United States, Canada and Latin America, as well as in other countries.

Digital West depends on numerous suppliers to provide Digital West with the parts it sells. There are generally no long-term supply agreements governing Digital West's relationships with its major suppliers. Digital West's primary supply arrangements are thus subject to termination or curtailment at any time, with little or no advance notice. Although management expects no such loss to occur, the refusal or inability of any major manufacturer to ship to Digital West, or an increase in prices charged to Digital West as compared to the prices charged by such manufacturers to service providers, could have a material adverse effect on Digital West.

COMPETITION

Digital West is a leading provider of repair and logistic services to the PC repair and maintenance industry. These logistic services include distribution and sourcing of spare parts, inventory management, warranty claims, parts remanufacturing and related functions.

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The  market for Digital West's products is large but fragmented.  Competition in the industry is widespread and comes from other independent distributors (including various small independents) that are not affiliated with an OEM, as well as from the OEMs themselves. When OEMs act as distributors, they typically distribute only their own products. Independent distributors typically distribute a variety of manufacturers' parts. Among Digital West's major independent competitors is The Cerplex Group, PC Service Source., Genicom Corp. and Service Electronics. Certain of these competitors, such as the OEMs, are large and have substantially greater financial and other resources than Digital West.

Digital West believes that its growth is attributable to its ability to consistently process customer orders and supply needed parts on demand, with rapid delivery, and at competitive prices. Management believes that these competitive factors will continue to govern customer decisions in the foreseeable future.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

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ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of Digital West for the fiscal years ending December 31, 1998 and 1999 and for the six months ended June 30, 2000 will be provided within the time periods required under Form 8-K. Pro forma financial statements will also be provided at such time.


ITEM  8.  CHANGE  IN  FISCAL  YEAR

        Not  applicable.

EXHIBITS

1.1. Reorganization and Stock Purchase Agreement between Digital West Marketing, Inc. and Go Online Networks Corporation, dated as of August 4, 2000.

1.2. Employment Agreement between Digital West Marketing, Inc. and Andrew Hart dated as of August 31, 2000.

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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GO  ONLINE  NETWORKS  CORPORATION

                                            By  /s/  Joseph  M.  Naughton
                                              ----------------------------------
                                              Chief  Executive Officer, Director

Date:  September 20,  2000

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